UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2020
EQM Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive		15317
Canonsburg	Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)
Registrant's telephone number, including area code: (724) 271-7600
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	EQM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.
Today, Equitrans Midstream Corporation and EQM Midstream Partners, LP issued a joint news release announcing their first quarter 2020 earnings. A copy of the news release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.
The information in this Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended (Securities Act), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the the Securities Act, concerning ETRN and EQM, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of ETRN and EQM, as well as assumptions made by, and information currently available to, such management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside the parties' control. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQM and their respective affiliates, including whether the proposed transactions will be completed, as expected or at all, the timing of the closing of the proposed transaction, and whether the conditions to the proposed transactions can be satisfied guidance regarding EQM's gathering, transmission and storage and water service revenue and volume growth, including the anticipated effects associated with the new Gas Gathering and Compression Agreement and related documents entered into with EQT Corporation (EQT) as described herein (collectively, the EQT Global GGA); projected revenue (including from firm reservation fees and deferred revenues), and expenses, and contract liabilities and the effects on projected revenue and contract liabilities associated with the EQT Global GGA and the Mountain Valley Pipeline (MVP) project; the ultimate gathering fee relief provided to EQT under the EQT Global GGA and related agreements, including the exercise by EQT of any cash-out option as an alternative to receiving relief; ETRN’s and EQM’s ability to de-lever; forecasted adjusted EBITDA, water EBITDA, net income, net income attributable to ETRN, adjusted net income attributable to ETRN, net cash provided by operating activities, distributable cash flow, free cash flow, retained free cash flow, leverage ratio, coverage ratio, and deferred revenue; the weighted average contract life of gathering, transmission and storage contracts; infrastructure programs (including the timing, cost, capacity and sources of funding with respect to gathering, transmission and storage and water expansion projects); the cost, capacity, timing of regulatory approvals, final design and targeted in-service dates of current projects; the ultimate terms, partners and structure of Mountain Valley Pipeline, LLC (MVP JV) and ownership interests therein; expansion projects in EQM's operating areas and in areas that would provide access to new markets; EQM's ability to provide produced water handling services and realize expansion opportunities and related capital avoidance; ETRN’s and EQM's ability to identify and complete acquisitions and other strategic transactions, including the proposed merger with EQM and joint ventures, effectively integrate transactions into ETRN’s and EQM's operations, and achieve synergies, system optionality and accretion associated with transactions, including through increased scale; EQM's ability to access commercial opportunities and new customers for its water services business, and the timing and final terms of any definitive water services agreement or agreements between EQT and EQM entered into pursuant to the letter agreement between the parties in respect of water services (Water Services Letter Agreement); any further credit rating impacts associated with the MVP project, customer credit ratings changes, including EQT's, and defaults, acquisitions and financings and any further changes in EQM’s credit ratings; the ability of EQM's contracts to survive a customer bankruptcy or restructuring; expected transaction expenses related to the proposed merger with EQM and related transactions; the possible diversion of management time on issues relating to the proposed merger with EQM; the impact and outcome of pending and future litigation relating to the proposed merger with EQM; related the timing and amount of future issuances or repurchases of securities; effects of conversion of EQM securities in connection with ETRN’s proposed acquisition of EQM or otherwise; effects of seasonality; expected cash flows and MVCs, including those associated with the EQT Global GGA and any definitive agreement or agreements between EQT and EQM related to the Water Services Letter Agreement, and the potential impact thereon of the timing and cost of hte MVP project; capital commitments; projected capital contributions and capital and operating expenditures, including the amount and timing of reimbursable capital expenditures, capital budget and sources of funds for capital expenditures; dividend and distribution amounts and timing and rates; the effect and outcome of pending and future litigation and regulatory proceedings; changes in commodity prices and the effect of commodity prices on ETRN's and EQM's business; liquidity and financing requirements, including sources and availability; interest rates; EQM’s and EQM’s subsidiaries’ respective abilities to service debt under, and comply with the covenants contained in, their respective credit agreements; expectations rega rding production volumes in EQM's areas of operations; ETRN’s and EQM’s abilities to achieve the anticipated benefits associated with the execution of the EQT Global GGA, the Water Services Letter Agreement and the merger agreement entered into between EQM and ETRN and related agreements; the impact on ETRN and its subsidiaries of the coronavirus 2019 (COVID-19) pandemic, including, among other things, effects on demand for natural gas and EQM's services, commodity prices and access to capital; the effects of government regulation; and tax status and position. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results.
Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN and EQM have based these forward-looking statements on current expectations and assumptions about future events. While ETRN and EQM consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond ETRN’s and/or EQM’s control. The risks and uncertainties that may affect the operations, performance and results of ETRN’s and EQM’s business and forward-looking statements include, but are not limited to, those set forth under (i) Item 1A, "Risk Factors" in ETRN's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (the SEC), as may be updated by Part II, Item 1A, "Risk Factors," of ETRN’s subsequent Quarterly Reports on Form 10-Q filed with the SEC, and (ii) Item 1A, "Risk Factors" in EQM's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC, as may be updated by Part II, Item 1A, "Risk Factors," of EQM’s subsequent Quarterly Reports on Form 10-Q filed with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made, and neither ETRN nor EQM intends to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. ETRN and EQM assume no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.
Additional Information and Where To Find It
In connection with their proposed transactions, ETRN and EQM filed a registration statement on Form S-4, containing a joint proxy statement/prospectus (the Form S-4) with the SEC. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that ETRN or EQM may file with the SEC or send to the shareholders of ETRN or the unitholders of EQM in connection with the proposed transactions. SHAREHOLDERS OF ETRN AND UNITHOLDERS OF EQM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. When available, investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and any other documents that may be filed with the SEC with respect to the proposed transactions free of charge at the SEC’s website, http://www.sec.gov or as described in the following paragraph.
The documents filed with the SEC by ETRN may be obtained free of charge at its website (www.equitransmidstream.com) or by requesting them by mail at Equitrans Midstream Corporation, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600. The documents filed with the SEC by EQM may be obtained free of charge at its website (www.eqm-midstreampartners.com) or by requesting them by mail at EQM Midstream Partners, LP, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600.

Participants in the Solicitation
ETRN, EQM, EQM’s general partner and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information regarding the directors and executive officers of ETRN is contained in ETRN’s Form 10-K for the year ended December 31, 2019 and definitive proxy statement filed with the SEC on April 3, 2019. Information regarding the directors and executive officers of EQM’s general partner is contained in EQM’s Form 10-K for the year ended December 31, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions is included in the proxy statement/prospectus.
Item 9.01.          Financial Statements and Exhibits.
(d) Exhibits.

99.1	News release dated May 14, 2020 issued by Equitrans Midstream Corporation and EQM Midstream Partners, LP
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM Midstream Partners, LP
(Registrant)

		By:	EQGP Services, LLC, its General Partner

		By:	/s/ Kirk R. Oliver
Kirk R. Oliver
Senior Vice President and Chief Financial Officer

Date:	May 14, 2020